UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2006

MASSBANK Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-15137	04-2930382
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

123 Haven Street, Reading, Massachusetts	01867
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 662-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.3.24	Employment Agreement dated as of March 10, 2006 between MASSBANK and Joseph P. Orefice.

10.3.25	Employment Agreement dated as of March 10, 2006 between MASSBANK and James L. Milinazzo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSBANK Corp.

Dated: March 14, 2006	By:	/s/ Reginald E. Cormier
		Name:	Reginald E. Cormier
		Title:	Senior Vice President, Treasurer
and Chief Financial Officer

EXHIBIT INDEX

10.3.24	Employment Agreement dated as of March 10, 2006 between MASSBANK and Joseph P. Orefice.

10.3.25	Employment Agreement dated as of March 10, 2006 between MASSBANK and James L. Milinazzo.